Other Assets	12 Months Ended
Dec. 31, 2021
Other Assets [Abstract]
Other Assets	Other Assets

		December 31 2021	December 31 2020
	Note	$	$
Financial assets
Investments held for self-insured liabilities	24	198.3	174.9
Holdbacks on long-term contracts		23.6	25.9
Other		15.5	12.4
Non-financial assets
Investments in joint ventures and associates		7.4	8.3
Other		7.6	11.8
		252.4	233.3
Less current portion - financial		21.4	34.7
Less current portion - non-financial		2.1	7.4
Long-term portion		228.9	191.2

Financial assets-other primarily include indemnifications, sublease receivables, deposits, and total return swaps on share-based compensation units (note 25). Non-financial assets - other include deferred contract costs, transactions costs on long-term debt, and investment tax credits.

Investments held for self-insured liabilities include government and corporate bonds that are classified as FVOCI with unrealized gains (losses) recorded in other comprehensive income. Investments also include equity securities that are classified as FVPL with gains (losses) recorded in net income. During 2021, the Company recorded an unrealized gain on equity securities of $13.9 (2020 - unrealized gain of $0.7) (note 31) and an unrealized loss on bonds of $2.9 (2020 - unrealized gain of $3.0).

Their fair value and amortized cost are as follows:

	December 31 2021		December 31 2020
	$		$
	Fair Value	Amortized Cost/Cost	Fair Value	Amortized Cost/Cost
Bonds	124.4	124.5	115.5	112.6
Equity securities	73.9	55.3	59.4	54.7
Total	198.3	179.8	174.9	167.3

The bonds bear interest at rates ranging from 0.80% to 4.55% per annum (2020 – 0.88% to 4.25%). The terms to maturity of the bond portfolio, stated at fair value, are as follows:

	December 31 2021	December 31 2020
	$	$
Within one year	17.3	31.4
After one year but not more than five years	104.8	77.5
More than five years	2.3	6.6
Total	124.4	115.5